================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             --------------------


                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP
                                  ("CRITEF")

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP
                                ("CRITEF III")
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:
          Beneficial Assignee Certificates ("BACs"), CRITEF, Series I & II Beneficial Assignee Certificates ("BACs"), CRITEF III
     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:
          2,280,000 BACs in CRITEF, Series I 3,238,760 BACs in CRITEF, Series II 5,258,268 BACs in CRITEF III
     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          $15.00 per BAC in CRITEF, Series I $14.68 per BAC in CRITEF, Series II $15.32 per BAC in CRITEF III
     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction: $162,301,663
     -------------------------------------------------------------------------


     (5) Total fee paid: $32,461
     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[X]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: $32,461
     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.: Schedule 14A
     -------------------------------------------------------------------------


     (3) Filing Party: CRITEF and CRITEF III
     -------------------------------------------------------------------------


     (4) Date Filed: March 18, 1996; August 26, 1996
     -------------------------------------------------------------------------

================================================================================